EXHIBIT 10.11

                        PLEDGE AGREEMENT



	This PLEDGE AGREEMENT ("Agreement") is entered into effective as of October
15, 1997 ("Effective Date") by and between Jon Gilbert ("Pledgor") and Boatracs,
 Inc., a
California corporation ("Pledgee"), with reference to the following facts.

	A.	The Pledgor and the Pledgee have entered into a Restricted Stock
         Purchase
Agreement of even date herewith (the "Stock Purchase Agreement") whereby the Pledgee has agreed to issue and sell certain shares of its Common Stock (the "Stock") to the
 Pledgor.

	B.	In partial payment of the purchase price of the Stock, the
         Pledgor is
 delivering
to the Pledgee the Pledgor's Promissory Note of even date herewith (the "Note").

	C.	The Pledgor wishes to grant further security and assurance to the Pledgee
 in
order to secure the payment of the principal and interest on the Note and to that effect to
pledge to the Pledgee the Stock to be acquired by him pursuant the Stock
 Purchase Agreement
as described herein.

		NOW, THEREFORE, in consideration of the foregoing and for other good and
valuable consideration, the receipt and adequacy are hereby acknowledged, the parties hereto
agree as follows:

	1.	Creation of Security Interest.  As security for the payment of the principal
 of
and interest on the Note, and further in order to secure the Pledgor's obligations under the
Stock Purchase Agreement, the Note and this Pledge Agreement, the Pledgor hereby grants to
the Pledgee a security interest in all of the Pledgor's right, title and interest in and to the
Collateral (as defined in Section 2) and hereby delivers, pledges and assigns the Collateral to
the Pledgee.

	2.	Collateral.  The Collateral under this Pledge Agreement is:

		(a)	The Unvested Shares, as such term is defined in the
                Stock Purchase
Agreement, as of the Effective Date;

		(b)	All securities, certificates and instruments
                representing or evidencing
ownership of the Collateral hereunder, and all proceeds and products of any
 Collateral
hereunder, including, without limitation, stock, cash, property or other dividends, securities,
rights and other property now or hereafter at any time or from time to time received,
receivable or otherwise distributed or distributable in respect of or in exchange for any or all
of such Collateral; provided, however, that any cash distribution shall be applied in accordance with Section 5; and

		(c)	Any substituted or additional Collateral required to
                 be supplied under
 the
terms of this Pledge Agreement.

	3.	Release of Collateral.  The Pledgee hereby agrees that any
        shares of Stock
pledged as Collateral which become Vested Shares under and pursuant to the provisions of the
Stock Purchase Agreement shall be automatically released from the security interest created in
this Agreement unless as of the date of such release an Event of Default (as defined in the
Note) shall have occurred and is continuing. The Pledgee also agrees to promptly deliver to the
Pledgor a certificate or certificates representing the Stock so released, which certificate or certificates shall bear only the legend described in Section 2(e)(iii) of the
 Stock Purchase
Agreement.

	4.	Covenants of Pledgor.  The Pledgor covenants that:

			(a)	The Pledgor will deliver to the Pledgee each
                         item of Collateral
hereunder immediately upon the Pledgor's acquisition thereof, and will defend the
Collateral against all claims and demands of all persons claiming the same or any
interest therein;

			(b)	The Pledgor will, promptly upon request by the
                         Pledgee, procure
or execute and deliver any documents, deliver to the Pledgee any instruments, give any
notices, execute any proxies, execute and file any financing statements or other
documents, all in form satisfactory to the Pledgee, and take any other actions which are
necessary or, in the judgment of the Pledgee, desirable to perfect or continue the
perfection and first priority of the Pledgee's security interest in the
 Collateral, to
protect the Collateral against the rights, claims or interests of third persons or to effect
the purposes of this Pledge Agreement, and will pay all costs incurred in connection
therewith.

			(c)	The Pledgor will not, without the prior
                         written consent of the
Pledgee, in any way hypothecate or create or permit to exist any lien, security interest
or encumbrance on or other interest in the Collateral except that created by this Pledge
Agreement, nor will the Pledgor sell, transfer, assign, exchange or otherwise dispose
of the Collateral or any interest therein.  If any Collateral, or any interest therein, is
sold, transferred, assigned, exchanged or otherwise disposed of in violation of these
provisions, the security interest of the Pledgee shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition,
and the Pledgor will hold the proceeds thereof in a separate account for the Pledgee's benefit. The Pledgor will, at the Pledgee's request, transfer such proceeds to the
Pledgee in kind.

			(d)	The Pledgor will pay and discharge all taxes,
                         assessments and
governmental charges or levies against the Collateral prior to the delinquency thereof
and will keep the Collateral free of all unpaid charges whatsoever.


			(e)	If, while this Pledge Agreement is in effect,
                         any stock dividend,
stock split, reclassification, readjustment, reorganization, merger, consolidation or other change in the capital structure, including the creation of any subscription or other rights or other Collateral, is made or declared, or proposed to be made or declared, by
the Pledgee or any issuer of the Collateral, all substituted and additional securities
issued with respect to the Collateral and received by Pledgor shall be endorsed in blank
by the Pledgor promptly upon receipt thereof or otherwise appropriately transferred to
the Pledgee in negotiable form, and all certificates and instruments evidencing such
securities shall be delivered to the Pledgee to be held under the terms of this
 Pledge
Agreement in the same manner as and as a part of the Collateral.

	5.	Cash Distributions.  So long as no Event of Default (as defined in the
 Note),
and no condition or event which with notice or lapse of time, or both, would constitute an
Event of Default, shall have occurred or exist under this Pledge Agreement, the Pledgor shall be entitled to receive all cash dividends and distributions with respect to the Collateral. Upon the occurrence of an Event of Default or any condition or event which with notice or lapse of time, or both, would constitute an Event of Default, the Pledgee shall thereafter apply all cash
dividends and distributions against the indebtedness secured hereunder.

	6.	Defaults.  The occurrence of any one or more of the following events or
conditions effecting the Pledgor shall constitute a default under this Pledge
 Agreement:

		(a)	The Pledgor fails to pay any indebtedness, perform any
                 obligation
required to be performed by him, or discharge any liability to the Pledgee in accordance with the terms upon which such indebtedness, obligation or liability was
incurred or created.

		(b)	Any lien (other than for property taxes which are not
                 delinquent) or
encumbrance other than that created by this Pledge Agreement is placed on or any levy
is made on the Collateral or the Collateral or any portion thereof is seized or attached
pursuant to legal process, unless such lien, encumbrance, levy, seizure or attachment is
removed or released within thirty (30) days from the time such lien or encumbrance
was placed thereon or such levy, seizure or attachment was effected.

	7.	Remedies.  Upon the occurrence of a default hereunder, the
        Pledgee may, at
 its
option, without notice to or demand upon the Pledgor, do any one or more of the following:

		(a)	Declare all advances made by the Pledgee to the Pledgor
                 hereunder and
all other indebtedness of the Pledgor to the Pledgee to be immediately due and payable,
whereupon all unpaid principal and interest on said advances and all other indebtedness shall become and be immediately due and payable.

		(b)	Take possession of all items of Collateral hereunder
                 not then in its
possession.

		(c)	Exercise any or all of the rights and remedies provided
                 for by the
applicable Uniform Commercial Code.

Neither failure nor delay on the part of the Pledgee to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy,
power or privilege.

	8.	Pledgor's Obligations Not Affected.  The obligations of the
         Pledgor under
 this
Pledge Agreement shall remain in full force and effect without regard to, and shall not be
impaired or affected by:

		(a)	Any subordination, amendment or modification of or
                 addition or
supplement to the Stock Purchase Agreement or the Note, or any assignment or transfer
of either thereof;

		(b)	Any exercise or non-exercise by the Pledgee of any
                right, remedy,
power or privilege under or in respect of this Agreement, the Stock Purchase Agreement or the Note, or any waiver of any such right, remedy, power or privilege;

		(c)	Any waiver, consent, extension, indulgence or other
                action or inaction in
respect of this Agreement, the Stock Purchase Agreement or the Note; or

		(d)	Any bankruptcy, insolvency, reorganization, arrangement,
                 readjustment,
composition, liquidation or the like of the Pledgee or its successor whether or not the
Pledgor shall have notice or knowledge of any of the foregoing.

	9.	Transfer by Pledgor.  The Pledgor shall not sell, assign,
         transfer or
 otherwise
dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber the
Collateral or any interest therein except as provided in the Stock Purchase
 Agreement.  If the
Pledgor shall transfer any shares of the Stock in accordance with the Stock
 Purchase
Agreement, the Collateral shall remain subject to the terms of this Agreement.

	10.	Attorney-In-Fact.  The Pledgee or its successors is hereby
         appointed the
attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Pledge
Agreement, collecting any Collateral, conveying any item of Collateral to any purchaser
thereof and taking any action and executing any instrument which the Pledgee reasonably may
deem necessary or advisable to accomplish the purposes hereof, including without limitation
the execution of any applications or other instruments necessary for the disposition of the
Collateral.  The appointment of the Pledgee as the Pledgor's attorney-in-fact is irrevocable as
one coupled with an interest.


	11.	Termination.  Upon payment in full of the principal of and
        interest on the
 Note,
this Agreement shall terminate and the Pledgor shall be entitled to the return of such of the
Collateral as has not theretofore been released or otherwise applied pursuant to the provisions
of this Agreement.

	12.	Notices.  All notices or other communications required or
         permitted to be
 given
hereunder shall be made or delivered as provided in the Stock Purchase
 Agreement.

	13.	Waiver.  No provision of this Agreement may be modified, waived
         or
discharged unless such modification, waiver or discharge is agreed to in writing by the party against whom enforcement is sought. No waiver by either party hereto at any time of any
breach by the other party hereto of, or compliance with, any condition or provision of this
Agreement to be performed by such other party shall be deemed a waiver of similar or
dissimilar provisions or conditions at the same or at any prior or subsequent time.  No
agreement or representations, oral or otherwise, express or implied, with respect to the subject
matter hereof have been made by either party which are not expressly set forth in this
Agreement.

	14.	Severability.  Whenever possible, each provision of this
        Agreement shall
 be
interpreted in such manner as to be valid and effective under applicable law, but if any
provision of this Agreement is found to be prohibited or invalid under applicable law, such
provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

	15.	Entire Agreement.  This Agreement, the Promissory Note and the
         Stock
Purchase Agreement constitute the entire agreement between the parties hereto and supersedes
all prior agreement, understandings and arrangements, oral or written between the parties
hereto with respect to the subject matter hereof.

	16.	Governing Law.  This Agreement shall be governed by and
        interpreted in
accordance with the internal laws, excluding conflicts and choice of laws, of the State of
California.

	17.	Attorneys' Fees.  If any party to this Agreement brings an
         action to
 enforce its
rights under this Agreement, the prevailing party shall be entitled to recover its costs and
expenses, including without limitation reasonable attorneys' fees, incurred in connection with
such action, including any appeal of such action.

	18.	Counterparts.  This Agreement may be executed in several
         counterparts,
 each of
which shall be deemed to be an original but all of which together will constitute one and the
same instrument.


	19.	Captions and Section Headings.  Captions and section headings used herein
 are
for convenience only, are not a part hereof and shall not be used in construing this Agreement.

	[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

		IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed and delivered as of the date set forth above.


	Pledgor:			BOATRACS, INC.
					a California corporation


                                        By:  /S/ MICHAEL SILVERMAN
                                        Name:  Michael Silverman
                                        Title: Chairman



        Pledgee:                        /S/ JON GILBERT
                                            Jon Gilbert